TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio
TDAM U.S. Government Portfolio
TDAM Municipal Portfolio
TDAM California Municipal Money Market Portfolio
TDAM New York Municipal Money Market Portfolio

(all share classes)

Supplement dated January 16, 2009 to the prospectuses
and Statements of Additional Information, each dated February 28, 2008, as supplemented to date (the “Prospectus” and “SAI,” respectively)

The section of the Prospectus entitled “PORTFOLIO MANAGEMENT” is amended as follows:

The second and third sentences of the second paragraph under the subsection entitled “Investment Manager” are hereby deleted and replaced with the following sentences:

The Investment Manager and its affiliates from time to time may assume certain expenses of the Portfolios (or waive fees) in an effort to maintain certain net yields for the Portfolios. Accordingly, any expense reduction will have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time.

The section of the SAI entitled “INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES” is amended as follows:

The seventh paragraph under the subsection entitled “Investment Management” is hereby deleted and replaced with the following paragraph:

The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of each Portfolio’s operating expenses in an effort to maintain certain net yields for the Portfolio. Accordingly, fee waivers and expense reimbursements by the Investment Manager or its affiliates will increase each Portfolio’s total returns and yield. Unless otherwise provided, these expense reductions are voluntary and may be changed or eliminated at any time.

Shareholders should retain this supplement for future reference.